IVY VARIABLE INSURANCE PORTFOLIOS

Macquarie VIP High Income Series (formerly, Delaware Ivy VIP High Income)
(the “Series”)

Supplement to the Series’ Statutory Prospectus,
dated May 1, 2024, as amended

Effective immediately, the following replaces the information in the section of the Series’ Statutory Prospectus entitled “Series summaries – Macquarie VIP High Income Series – Who manages the Series? – Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Vivek Bommi, CFA	Managing Director, Head of Leveraged Credit	November 2023
John P. McCarthy, CFA	Managing Director, Senior Portfolio Manager	November 2021

Effectively immediately, the following replaces the information in the section of the Series’ Statutory Prospectus entitled “Who manages the Series – Portfolio managers – Macquarie VIP High Income Series”:

Vivek Bommi and John P. McCarthy are primarily responsible for the day-to-day portfolio management of the Series.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated September 20, 2024.